Exhibit 21.1
Gazit-Globe Ltd.
Subsidiaries

Jurisdiction of
	Incorporation or	Name Under Which
Subsidary	Organization	Business is Done
Equity One, Inc.	Maryland	Equity One, Inc.
MGN (USA), Inc.	Nevada	MGN (USA), Inc.
MGN America, LLC	Delaware	MGN America, LLC
Gazit (1995), Inc.	Nevada	Gazit (1995), Inc.
Gazit First Generation LLC	Delaware	Gazit First Generation LLC
Gazit Group USA, Inc.	Florida	Gazit Group USA, Inc.
MGN Icarus, LLC	Florida	MGN Icarus, LLC
Gazit Group South America, Inc.	Nevada	Gazit Group South America, Inc.
Gazit South America, LP	Delaware	Gazit South America, LP
Gazit Senior Care, Inc.	Florida	Gazit Senior Care, Inc.
ProMed Properties, Inc.	Delaware	ProMed Properties, Inc.
Royal Senior Care, LLC	Florida	Royal Senior Care, LLC
RSC Ashford Court, LLC	Florida	RSC Ashford Court, LLC
RSC Jacksonville Beach, LLC	Florida	RSC Jacksonville Beach, LLC
RSC Atrium, LLC	Florida	RSC Atrium, LLC
RSC Boca, LLC	Florida	RSC Boca, LLC
RSC Presidential, LLC	Florida	RSC Presidential, LLC
RSC Hollywood, LLC	Florida	RSC Hollywood, LLC
RSC Oakleaf Greenville, LLC	Florida	RSC Oakleaf Greenville, LLC
RSC Greenville, LLC	Florida	RSC Greenville, LLC
RSC Oakleaf Lexington, LLC	Florida	RSC Oakleaf Lexington, LLC
RSC Lexington LLC	Florida	RSC Lexington LLC
RSC Remington, LLC	Florida	RSC Remington, LLC
RSC Conyers, LLC	Florida	RSC Conyers, LLC
RSC Plantation, LLC	Florida	RSC Plantation, LLC
RSC Loganville, LLC	Florida	RSC Loganville, LLC
RSC Sandy Plains, LLC	Florida	RSC Sandy Plains, LLC
RSC Marietta, LLC	Florida	RSC Marietta, LLC
RSC Peachtree, LLC	Florida	RSC Peachtree, LLC
RSC Fayetteville, LLC	Florida	RSC Fayetteville, LLC
RSC Brookstone, LLC	Florida	RSC Brookstone, LLC
RSC Kennesaw, LLC	Florida	RSC Kennesaw, LLC

Jurisdiction of
	Incorporation or	Name Under Which
Subsidary	Organization	Business is Done
RSC Heron East, LLC	Florida	RSC Heron East, LLC
RSC Sarasota HE, LLC	Florida	RSC Sarasota HE, LLC
RSC Heron House, LLC	Florida	RSC Heron House, LLC
RSC Sarasota HH, LLC	Florida	RSC Sarasota HH, LLC
RSC Lake Mary, LLC	Florida	RSC Lake Mary, LLC
Lake Mary Senior Living, LLC	Florida	Lake Mary Senior Living, LLC
RSC Gardens at Plantation, LLC	Florida	RSC Gardens at Plantation, LLC
RSC Aventura Sterling, LLC	Florida	RSC Aventura Sterling, LLC
RSC Aventura Parking, LLC	Florida	RSC Aventura Parking, LLC
RSC Sterling, LLC	Florida	RSC Sterling, LLC
RSC Palmer Club LLC	Florida	RSC Palmer Club LLC
RSC Sarasota PC LLC	Florida	RSC Sarasota PC LLC
Royal Senior Care Management, LLC	Florida	Royal Senior Care Management, LLC
RSC-JB Management, LLC	Florida	RSC-JB Management, LLC
RSC-BR Management, LLC	Florida	RSC-BR Management, LLC
RSC-HW Management, LLC	Florida	RSC-HW Management, LLC
RSC-GSC Management, LLC	Florida	RSC-GSC Management, LLC
RSC-LSC Management, LLC	Florida	RSC-LSC Management, LLC
RSC CGA, LLC	Florida	RSC CGA, LLC
RSC LGA, LLC	Florida	RSC LGA, LLC
RSC-MGA Management, LLC	Florida	RSC-MGA Management, LLC
RSC-FGA Management, LLC	Florida	RSC-FGA Management, LLC
RSC-KGA Management, LLC	Florida	RSC-KGA Management, LLC
RSC SaraHE Management, LLC	Florida	RSC SaraHE Management, LLC
RSC SaraHH Management, LLC	Florida	RSC SaraHH Management, LLC
RSC LM Management, LLC	Florida	RSC LM Management, LLC
RSC SaraPC Management, LLC	Florida	RSC SaraPC Management, LLC
RSC Aventura Sterling Management, LLC	Florida	RSC Aventura Sterling Management, LLC
ProMed Property Management, Inc.	Florida	ProMed Property Management, Inc.
ProMed Acquisition, Inc.	Florida	ProMed Acquisition, Inc.
ProMed HUMC, LLC	Delaware	ProMed HUMC, LLC
ProMed Kendall, LLC	Florida	ProMed Kendall, LLC
ProMed Kendall Parking, LLC	Florida	ProMed Kendall Parking, LLC
ProMed Market, LLC	Delaware	ProMed Market, LLC
ProMed Sunset, LLC	Florida	ProMed Sunset, LLC
ProMed Westchester 220-230, LLC	Delaware	ProMed Westchester 220-230, LLC

Jurisdiction of
	Incorporation or	Name Under Which
Subsidary	Organization	Business is Done
ProMed Westchester 244, LLC	Delaware	ProMed Westchester 244, LLC
ProMed Westchester 250, LLC	Delaware	ProMed Westchester 250, LLC
ProMed Corinthian LLC	New York	ProMed Corinthian LLC
ProMed Tupper LLC	Delaware	ProMed Tupper LLC
ProMed Manhattan LLC	New York	ProMed Manhattan LLC
ProMed Biewend LLC	Delaware	ProMed Biewend LLC
Gazit Acquisition Corp.	Florida	Gazit Acquisition Corp.
Gazit Canada Inc.	Ontario, Canada	Gazit Canada Inc.
Gazit 2003 Inc.	Ontario, Canada	Gazit 2003 Inc.
First Capital Realty Inc.	Ontario, Canada	First Capital Realty Inc.
Gazit Maple Inc.	Ontario, Canada	Gazit Maple Inc.
Gazit America Inc.	Ontario, Canada	Gazit America Inc.
Gazit Energy Inc.	Ontario, Canada	Gazit Energy Inc.
Gazit Acquisition Inc.	Ontario, Canada	Gazit Acquisition Inc.
Gazit Energy Limited Partnership	Ontario, Canada	Gazit Energy Limited Partnership
Gazit Europe (Netherlands)	The Netherlands	Gazit Europe (Netherlands)
Gazit Europe (Asia)	The Netherlands	Gazit Europe (Asia)
Citycon Oyj.	Finland	Citycon Oyj.
Gazit Midas Limited	Jersey, Channel Islands	Gazit Midas Limited
Gazit Gaia Limited	Jersey, Channel Islands	Gazit Gaia Limited
Gazit CPI Holdings Limited	Jersey, Channel Islands	Gazit CPI Holdings Limited
Biking Home B.V.	The Netherlands	Biking Home B.V.
Atrium European Real Estate Limited	Jersey Island	Atrium European Real Estate Limited
Gazit Germany Beteiligungs GmbH & Co. KG	Germany	Gazit Germany Beteiligungs GmbH & Co. KG
Gazit Germany Development GmbH	Germany	Gazit Germany Development GmbH
Gazit Germany Asset Management GmbH	Germany	Gazit Germany Asset Management GmbH
VELAYA Vermögensverwaltung mbH	Germany	VELAYA Vermögensverwaltung mbH
Gazit Immobilien Tonndorf GmbH	Germany	Gazit Immobilien Tonndorf GmbH
TONDO Projektentwicklungs GmbH & Co. KG	Germany	TONDO Projektentwicklungs GmbH & Co. KG
Gazit Tonndorf Komplementär GmbH	Germany	Gazit Tonndorf Komplementär GmbH
Gazit Immobilien Wentorf GmbH	Germany	Gazit Immobilien Wentorf GmbH
Casinopark Wentorf GmbH & Co. KG	Germany	Casinopark Wentorf GmbH & Co. KG
Gazit Wentorf Komplementär GmbH	Germany	Gazit Wentorf Komplementär GmbH
cor F Erste GmbH & Co.. KG	Germany	cor F Erste GmbH & Co.. KG

Jurisdiction of
	Incorporation or	Name Under Which
Subsidary	Organization	Business is Done
mertus 85. GmbH	Germany	mertus 85. GmbH
mertus 75. GmbH	Germany	mertus 75. GmbH
Gazit Immobilien Grevenbroich GmbH	Germany	Gazit Immobilien Grevenbroich GmbH
Gazit Immobilien Grevenbroich GmbH & Co. KG	Germany	Gazit Immobilien Grevenbroich GmbH & Co. KG
Gazit Grevenbroich Komplementär GmbH	Germany
Gazit Immobilien Motorama München GmbH	Germany	Gazit Immobilien Motorama München GmbH
Motorama München GmbH & Co. KG	Germany	Motorama München GmbH & Co. KG
Motorama München Komplementär GmbH	Germany	Motorama München Komplementär GmbH
Gazit Immobilien Berlin-Kladow GmbH	Germany	Gazit Immobilien Berlin-Kladow GmbH
K.O.O.P. Bauplanungs- und Entwicklungsgesellschaft mit beschränkter Haftung & Co. Eichelmatenweg KG	Germany	K.O.O.P. Bauplanungs- und Entwicklungsgesellschaft mit beschränkter Haftung & Co. Eichelmatenweg KG
Gazit Berlin-Kladow Komplementär GmbH	Germany	Gazit Berlin-Kladow Komplementär GmbH
Gazit Immobilien Kaltenkirchen GmbH	Germany	Gazit Immobilien Kaltenkirchen GmbH
Gazit Immobilien Kaltenkirchen GmbH & Co. KG	Germany	Gazit Immobilien Kaltenkirchen GmbH & Co. KG
Gazit Kaltenkirchen Komplementär GmbH	Germany	Gazit Kaltenkirchen Komplementär GmbH
Gazit Immobilien Friedrichsdorf GmbH	Germany	Gazit Immobilien Friedrichsdorf GmbH
Gazit 1. Immobilien Friedrichsdorf GmbH & Co. KG	Germany	Gazit 1. Immobilien Friedrichsdorf GmbH & Co. KG
Gazit 2. Immobilien Friedrichsdorf GmbH & Co. KG	Germany	Gazit 2. Immobilien Friedrichsdorf GmbH & Co. KG
Gazit Friedrichsdorf Komplementär GmbH	Germany	Gazit Friedrichsdorf Komplementär GmbH
Gazit Immobilien Gütersloh GmbH	Germany	Gazit Immobilien Gütersloh GmbH
Gazit 1. Immobilien Gütersloh GmbH & Co. KG	Germany	Gazit 1. Immobilien Gütersloh GmbH & Co. KG
Gazit Gütersloh Komplementär GmbH	Germany	Gazit Gütersloh Komplementär GmbH
Gazit Immobilien Fachmarktzentrum Groß Gerau GmbH	Germany	Gazit Immobilien Fachmarktzentrum Groß Gerau GmbH
GG 1 Immobilien GmbH & Co. KG	Germany	GG 1 Immobilien GmbH & Co. KG
GG 2 Immobilien GmbH & Co. KG	Germany	GG 2 Immobilien GmbH & Co. KG
Gazit Immobilien Groß Gerau Komplementär GmbH	Germany	Gazit Immobilien Groß Gerau Komplementär GmbH
VUSKA Vermögensverwaltungs-gesellschaft mbH	Germany	VUSKA Vermögensverwaltungs-gesellschaft mbH
Gazit 7. Immobilien GmbH	Germany	Gazit 7. Immobilien GmbH
Gazit 11. Immobilien GmbH	Germany	Gazit 11. Immobilien GmbH
Gazit Brasil Ltda.	Sao Paulo, Brazil	Gazit Brasil Ltda.
Morumbi Town Center Empreendimentos Imobiliários Ltda.	Sao Paulo, Brazil	Morumbi Town Center Empreendimentos Imobiliários Ltda.

Jurisdiction of
	Incorporation or	Name Under Which
Subsidary	Organization	Business is Done
Shopping Caxias Empreendimentos Imobiliários Ltda.	Sao Paulo, Brazil	Shopping Caxias Empreendimentos Imobiliários Ltda.
Zeed Empreendimentos Imobiliários Ltda.	Sao Paulo, Brazil	Zeed Empreendimentos Imobiliários Ltda.
Gazit Corporate Empreendimentos Imobiliários Ltda.	Sao Paulo, Brazil	Gazit Corporate Empreendimentos Imobiliários Ltda.
Nidas Empreendimentos Imobiliários Ltda.	Sao Paulo, Brazil	Nidas Empreendimentos Imobiliários Ltda.
Chamam Empreendimentos Imobiliários Ltda.	Sao Paulo, Brazil	Chamam Empreendimentos Imobiliários Ltda.
Gazit Participações Empreendimentos Imobiliários Ltda.	Sao Paulo, Brazil	Gazit Participações Empreendimentos Imobiliários Ltda.
Clavas Empreendimentos Imobiliários Ltda.	Sao Paulo, Brazil	Clavas Empreendimentos Imobiliários Ltda.
Ganaz Empreendimentos Imobiliários Ltda.	Sao Paulo, Brazil	Ganaz Empreendimentos Imobiliários Ltda.
Gazit Globe Mauritius	Port Louis, Mauritius	Gazit Globe Mauritius
Gazit- Globe Israel (Development) Ltd.	Israel	Gazit- Globe Israel (Development) Ltd.
Acad Building & Investments Ltd.	Israel	Acad Building & Investments Ltd.
Acad Supply & Assets (1979) Ltd.	Israel	Acad Supply & Assets (1979) Ltd.
U. Dori Group Ltd.	Israel	U. Dori Group Ltd.
U. Dori Building Ltd.	Israel	U. Dori Building Ltd.
U. Dori Infrastructure & Energy Ltd.	Israel	U. Dori Infrastructure & Energy Ltd.
I.T.R. Don Ltd.	Israel	I.T.R. Don Ltd.
Heart of the Gulf Ltd.	Israel	Heart of the Gulf Ltd.
Heart of the Gulf Assets (1994) Ltd.	Israel	Heart of the Gulf Assets (1994) Ltd.
Brookstone Finance Ltd.	Israel	Brookstone Finance Ltd.
Dobson Holdings Ltd.	Israel	Dobson Holdings Ltd.
Dori Construction & Engineering (Nig) Ltd.	Israel	Dori Construction & Engineering (Nig) Ltd.
GLE Asset Management Ltd.	Israel	GLE Asset Management Ltd.
G Israel Commercial Centers Ltd.	Israel	G Israel Commercial Centers Ltd.
G Kfar Saba Ltd.	Israel	G Kfar Saba Ltd.
G West Ltd.	Israel	G West Ltd.
G. M Area Real Estate & Building Ltd.	Israel	G. M Area Real Estate & Building Ltd.
G-Netherlands B.V.	The Netherlands	G-Netherlands B.V.
G-Bulgaria EAD	Bulgaria	G-Bulgaria EAD

Jurisdiction of
	Incorporation or	Name Under Which
Subsidary	Organization	Business is Done
G- Macedonia AD	Macedonia	G- Macedonia AD
Plovdiv Retail Center EAD	Bulgaria	Plovdiv Retail Center EAD
Trident AD	Bulgaria	Trident AD

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